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                                                                    Exhibit 99.1


                                      PROXY
                           RHBT FINANCIAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2002

The undersigned shareholder of RHBT Financial Corporation ("RHBT Financial") hereby appoints [ ] and [ ] and each or any of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock, par value $.01 per share, of RHBT Financial which the undersigned is entitled to vote at the Special Meeting of Shareholders of RHBT Financial to be held on [ ], 2002 at [ ], at [ ]and at any adjournments, postponements, continuations or reschedulings thereof (the "Special Meeting"), with all the powers the undersigned would possess if personally present at the Special Meeting, as directed on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND AT THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF NO DIRECTION IS INDICATED FOR ITEM 1, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE ASSET SALE AGREEMENT AND THE PLAN OF DISSOLUTION.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE MATTERS COVERED HEREBY.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


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         THE BOARD OF DIRECTORS OF RHBT FINANCIAL RECOMMENDS THAT YOU VOTE FOR
ITEM 1 BELOW

                                                      FOR    AGAINST   ABSTAIN
                                                      [ ]      [ ]       [ ]

1.  APPROVAL OF THE ASSET SALE AGREEMENT, DATED AS
    OF SEPTEMBER 3, 2002, BY AND AMONG ROCK HILL
    BANK, CAROLINA FIRST BANK, AND THE SOUTH
    FINANCIAL GROUP, INC. AND THE PLAN OF
    DISSOLUTION, DATED AS OF SEPTEMBER 25, 2002 WITH
    RESPECT TO RHBT FINANCIAL CORPORATION

2.  THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR
    DISCRETION UPON ALL SUCH OTHER MATTERS AS MAY
    PROPERLY COME BEFORE THE SPECIAL MEETING.

                                  DATED____________________, 2002
                                  SIGNATURE_____________________________________
                                  SIGNATURE (IF HELD JOINTLY)___________________ TITLE(S)______________________________________

                                  PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                  HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                  ADMINISTRATOR, TRUSTEE OR GUARDIAN PLEASE
                                  GIVE YOUR FULL TITLE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN THE PARTNERSHIP NAME BY
                                  AUTHORIZED PERSON(S).

        PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED,
                             POSTAGE-PAID ENVELOPE.